EHIBIT 99.1

AMENDMENT
TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of the 29th day of July, 2008, by and among PRESSTEK, INC., a Delaware corporation having its chief executive offices at 55 Executive Drive, Hudson, New Hampshire 03051 (hereinafter referred to as “Borrower”); its wholly-owned (except as noted below with respect to Lasertel Inc.) direct and indirect subsidiaries, LASERTEL INC., an Arizona corporation with a principal place of business at 7775 North Casa Grande Highway, Marana, Pima County, Arizona 85743 (of which Borrower owns approximately 99% of the outstanding capital stock); PRECISION LITHOGRAINING CORP., a Massachusetts corporation with a principal place of business at 755 New Ludlow Road, South Hadley, Massachusetts 01075; PRECISION ACQUISITION CORP., a Delaware corporation having its chief executive offices at 55 Executive Drive, Hudson, New Hampshire 03051; SDK REALTY CORP., a Massachusetts corporation with a principal place of business at 755 New Ludlow Road, South Hadley, Massachusetts 01075; ABD INTERNATIONAL, INC., a Delaware corporation (formerly known as Silver Acquisition Corp.) having its chief executive offices at 55 Executive Drive, Hudson, New Hampshire 03051; PRESSTEK CAPITAL CORP., a Delaware corporation (formerly known as Presstek Services Corp.) having its chief executive offices at 55 Executive Drive, Hudson, New Hampshire 03051; PRESSTEK OVERSEAS CORP., a Delaware corporation having its chief executive offices at 55 Executive Drive, Hudson, New Hampshire 03051; ABD CANADA HOLDINGS, INC., a Delaware corporation having its chief executive offices at 55 Executive Drive, Hudson, New Hampshire 03051; and PRESSTEK NEW YORK, INC., a Delaware corporation (formerly known as ABDI New York, Inc.) having its chief executive offices at 55 Executive Drive, Hudson, New Hampshire, 03051 (each such subsidiary hereinafter referred to individually as a “Guarantor” and all such subsidiaries hereinafter referred to collectively as the “Guarantors”); RBS CITIZENS NATIONAL ASSOCIATION, successor by merger to Citizens Bank New Hampshire, a national banking association with a place of business at 875 Elm Street, Manchester, New Hampshire 03101, for itself, as Lender, and as Administrative Agent for Lenders; KEYBANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America with a place of business One Canal Plaza, Portland, Maine 40101, for itself, as Lender, and as Documentation Agent for Lenders; and TD BANK, N.A.(formerly known as TD Banknorth, N.A.), a national banking association organized under the laws of the United States of America with a business address of 5 Commerce Park North, Bedford, New Hampshire 03110, for itself as Lender.

R E C I T A L S:

WHEREAS, pursuant to the Amended and Restated Credit Agreement dated as of November 5, 2004, as amended by a certain Joinder and Amendment to Amended and Restated Credit Agreement dated October 20, 2005, a certain Amendment to Amended and Restated Credit Agreement dated June 16, 2006, a certain Amendment to Amended and Restated Credit Agreement dated May 15, 2007, and a certain Amendment to Amended and Restated Credit Agreement dated April 22, 2008 (as amended, the “Credit Agreement”), by and among all of the foregoing parties, and certain Loan Documents as defined therein, the Lenders have extended to the Borrower a revolving line of credit in the principal amount of up to $45,000,000 (the "Revolving Loan") and a term loan in the original principal amount of $35,000,000 (the “Term Loan”);

WHEREAS, Borrower is selling its real estate located in Marana, Arizona and will be using approximately $7,926,000.00 of the proceeds of such sale to pay down the principal balance of the Term Loan (the “Paydown”); and

WHEREAS, subject to the Lenders’ receipt of the Paydown, Lenders, Borrower, and Guarantors desire to amend the Credit Agreement and the Loan Documents to change the amortization schedule of the Term Loan, all as more particularly set forth in this Amendment;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, agreements and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows (capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement):

1.           Amendment of Credit Agreement.  Upon the Lenders’ receipt of the Paydown, Section 2.1(b)(ii) of the Credit Agreement shall be and hereby is deleted in its entirety and replaced with the following new Section 2.1(b)(ii):

“(ii)   The Borrower shall repay the principal amount of the Term Loan in consecutive quarterly installments due on the last business day of March, June, September, and December of each year, with no installment being due in September 2008, but with installments thereafter continuing on each quarterly installment date with payments on each such date in the amount of $810,000.00, and with a final installment of all remaining principal (i.e., approximately $834,000.00), and accrued and unpaid interest, due on November 4, 2009.”

2.           Amendment of Other Loan Documents.  Each of the other Loan Documents, whether or not specifically referenced herein or hereby, shall be and hereby is amended to reflect the terms and conditions of this Amendment.

3.           Representations and Warranties.  Borrower and each Guarantor hereby makes, confirms, reasserts, and restates all of the representations and warranties of the Borrower and the Guarantors under the Credit Agreement and each of the Loan Documents, all as of the date hereof.

4.           Affirmative Covenants.  Borrower and each Guarantor hereby makes, confirms, reasserts, and restates all of the Affirmative Covenants of the Borrower and the Guarantors as set forth in the Credit Agreement and each of the Loan Documents, as amended hereby, all as of the date hereof.

5.           Negative Covenants.  Borrower and each Guarantor hereby makes confirms, reasserts, and restates all of the Negative Covenants of the Borrower and the Guarantors as set forth in the Credit Agreement and each of the Loan Documents, all as of the date hereof.

6.           No Other Modifications.  Except as specifically modified or amended herein or hereby, all of the terms and conditions of each of the Revolving Loan, the Term Loan, the Swing Line Loan, the Credit Agreement and the Loan Documents remain otherwise unchanged, and in full force and effect, all of which are hereby confirmed and ratified by the parties hereto.

7.           Costs and Expenses of Administrative Agent.  The Borrower agrees to reimburse the Administrative Agent for all reasonable costs, expenses, and fees, including attorneys' fees, associated with the documentation of this Amendment.  Borrower consents to the Administrative Agent charging Borrower's Revolving Loan account for all such costs, expenses and fees.

8.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall collectively and separately constitute one agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment all as of the Effective Date.

BORROWER  & GUARANTORS:

PRESSTEK, INC.
LASERTEL INC.
PRECISION LITHOGRAINING CORP.
PRECISION ACQUISITION CORP.
SDK REALTY CORP.
ABD INTERNATIONAL, INC.
PRESSTEK CAPITAL CORP.
PRESSTEK OVERSEAS CORP.
ABD CANADA HOLDINGS, INC.
PRESSTEK NEW YORK, INC.

                                                                                                 By:_/s/ Jeffrey A. Cook____
Witness                                                                            Jeffrey A. Cook
Senior Vice President and Chief Financial Officer of each such corporation

ADMINISTRATIVE AGENT:

RBS CITIZENS NATIONAL
ASSOCIATION

                                                            By: /s/ Timothy J. Whitaker
Witness                                                                          Timothy J. Whitaker
                    Senior Vice President

DOCUMENTATION AGENT:

KEYBANK NATIONAL
ASSOCIATION

By:/s/ Neil C. Buitenhuys
Witness                                                                          Neil C. Buitenhuys
                         Senior Vice President

LENDERS:

RBS CITIZENS NATIONAL
ASSOCIATION

                                                           By: /s/ Timothy J. Whitaker
Witness                                                                          Timothy J. Whitaker
                     Senior Vice President

KEYBANK NATIONAL
ASSOCIATION

By: /s/ Neil C. Buitenhuys
Witness                                                                          Neil C. Buitenhuys
                     Senior Vice President

TD BANK, N.A.

By:/s/ John Mercier
Witness                                                                          John Mercier
                    Senior Vice President